UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


                         CLAYMORE DIVIDEND & INCOME FUND

         (Names of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                                                    Logo
                                                                    CLAYMORE(SM)



                        CLAYMORE DIVIDEND & INCOME FUND
                           2455 CORPORATE WEST DRIVE
                             LISLE, ILLINOIS 60532

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2009
--------------------------------------------------------------------------------

          Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, "Shares"), of Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income Fund) (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Friday, October 23, 2009, at 11:30 a.m. Central time. The Annual Meeting is being held for the following purposes:

1. To approve a new investment advisory agreement between the Fund and Claymore Advisors, LLC.

2. To approve an investment sub-advisory agreement among the Fund, Claymore Advisors, LLC and Manning & Napier Advisors, Inc.

3. To elect two Trustees as Class II Trustees to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


          THIS IS A VERY IMPORTANT ANNUAL MEETING OF THE FUND. THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE NOMINATED BY THE BOARD AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT. IN ADDITION, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND FOR THE APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT.

          The Board has fixed the close of business on July 24, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.


          It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          Should you have any questions regarding the Annual Meeting or about how to vote your shares, please call our proxy information line at (866) 796-1290 Monday through Friday, 9:00 a.m. to 10:00 p.m. (Eastern Time).

                       By order of the Board of Trustees,

                            /s/ J. Thomas Futrell

                            J. Thomas Futrell
                            Chief Executive Officer

Lisle, Illinois

October 2, 2009


                             YOUR VOTE IS IMPORTANT


PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET. IN ORDER TO AVOID ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS PROMPTLY.

                        CLAYMORE DIVIDEND & INCOME FUND

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2009

          This proxy statement ("Proxy Statement") is furnished to holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares "Shares"), of Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income Fund) (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Friday, October 23, 2009, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on October 23, 2009, at 11:30 a.m. Central time.

          This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don't understand, please contact us at our toll-free number: (866) 796-1290.

          THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (866) 392-3004.


          The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about October 5, 2009.


          o    WHY IS A SHAREHOLDER MEETING BEING HELD?

               The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to vote at the Annual Meeting to elect two Trustees as Class II Trustees (Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the nominees) to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

          o    WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW ADVISORY
               AGREEMENT?


               At the Annual Meeting, shareholders also are being asked to approve a new investment advisory agreement between the Fund and Claymore Advisors, LLC ("Claymore" or the "Adviser"). Claymore Group, Inc. ("Claymore Group"), the parent of the Adviser, and indirect wholly-owned subsidiaries of Guggenheim Partners, LLC ("Guggenheim"), have entered into an agreement and plan of merger pursuant to which Claymore Group and its associated entities, including the Adviser, will become indirect subsidiaries of Guggenheim (the "Transaction"). Consummation of the Transaction will be deemed to be an "assignment" of the investment advisory agreement between the Fund and the Adviser (the "Current Advisory Agreement") and will therefore result in the automatic termination of the Current Advisory Agreement pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"). In order for the Adviser to continue serving as the Fund's investment adviser, a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") must be approved by shareholders of the Fund. Shareholders are being asked to vote at the Annual Meeting to approve the New Advisory Agreement.

               Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"). The Board has approved the Interim Advisory Agreement, which would become effective upon the consummation of the Transaction if the New Advisory Agreement has not been approved by shareholders of the Fund prior to the consummation of the Transaction. Pursuant to the Interim Advisory Agreement, the Adviser may serve as investment adviser to the Fund for up to 150 days following the consummation of the Transaction, pending receipt of shareholder approval of the New Advisory Agreement.


          o    WHO IS GUGGENHEIM?

               Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, Guggenheim specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses.


          o    WHEN IS THE TRANSACTION EXPECTED TO CLOSE?

               While the closing of the Transaction remains subject to several conditions, the Adviser anticipates that the closing of the Transaction will occur prior to the date of the Annual Meeting. However, there can be no assurance that the closing of the Transaction will occur prior to such time.


          o    HOW WILL THE TRANSACTION AFFECT THE FUND?

               Your investment in your Fund will not change as a result of the Transaction. You will still own the same Shares in the Fund, and the net asset value of your investment will not change as a result of the Transaction. Further, the Transaction will not result in any change in the Fund's investment objectives or principal investment strategies.

          o HOW DOES THE NEW ADVISORY AGREEMENT COMPARE WITH THE CURRENT ADVISORY AGREEMENT?


               The New Advisory Agreement, if approved by shareholders, will still be with the Adviser and there will be no material differences between the terms of the New Advisory Agreement and the terms of the Current Advisory Agreement.


          o WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT?


               After considering various strategic alternatives for the Fund, on June 17, 2009 the Board approved an investment sub-advisory agreement among the Fund, the Adviser and Manning & Napier Advisors, Inc. ("Manning & Napier"), dated as of June 17, 2009, for an interim period of 150 days pending shareholder approval (the "Initial Interim Sub-Advisory Agreement"), and the termination of the investment sub-advisory agreement among the Fund, the Adviser and Dreman Value Management, LLC ("DVM"), dated as of January 27, 2004. Since that time, Manning & Napier has served as the Fund's investment sub-advisor on an interim basis and has been responsible for the day-to-day management of the Fund. Pursuant to Rule 15a-4 under the 1940 Act, Manning & Napier may act as investment sub-adviser on an interim basis for 150 days pending shareholder approval of the New Sub-Advisory Agreement (as defined below).

               The closing of the Transaction may result in the automatic termination of the Initial Interim Sub-Advisory Agreement pursuant to its terms.

               Therefore, the Board has approved an interim investment sub-advisory contract among the Fund, the Adviser and Manning & Napier (the "Subsequent Interim Sub-Advisory Agreement"), which would become effective upon the consummation of the Transaction if the New Sub- Advisory Agreement has not been approved by shareholders of the Fund prior to the consummation of the Transaction and remain in effect for the remainder of the 150 day period commencing on the date of the Initial Interim Sub-Advisory Agreement. The Board has also approved a sub-advisory agreement among the Fund, the Adviser and Manning & Napier (the "New Sub-Advisory Agreement"), which would become effective upon the later of (i) approval by shareholders of the Fund or (ii) the consummation of the Transaction. The Initial Interim Sub-Advisory Agreement, the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are sometimes referred to herein collectively as the "Manning & Napier Sub-Advisory Agreement."

               In order for Manning & Napier to continue to act as investment sub- adviser to the Fund after November 14, 2009, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.


          o    WHO IS MANNING & NAPIER?

               Manning & Napier has been a registered investment adviser since 1970. For more than 35 years, Manning & Napier has focused on managing clients' investments through a variety of market conditions, including five bear markets. The firm manages approximately $16 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of December 31, 2008. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

          o WILL THE FUND'S FEES FOR INVESTMENT ADVISORY OR SUB-ADVISORY SERVICES INCREASE?


               No. The total investment advisory fees, as a percentage of assets, currently payable by your Fund will not change as a result of the New Advisory Agreement or the Manning & Napier Sub-Advisory Agreement. The Fund currently pays to the Adviser an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund's Managed Assets (as defined herein). The Adviser has contractually agreed to waive temporarily a portion of the advisory fee in an annual amount equal to 0.08% of the average daily value of the Fund's Managed Assets until January 27, 2011. Pursuant to the New Advisory Agreement, the Fund will continue to pay the Adviser an investment advisory fee at the same annual rate. Additionally, the contractual fee waiver will continue until January 27, 2011.

               The sub-advisory fees payable to DVM and Manning & Napier are paid by the Adviser out of the advisory fee paid by the Fund. The sub-advisory fee rate paid to Manning & Napier is intended to equal the sub-advisory fee rate paid to DVM (including with respect to applicable fee waivers previously agreed to by DVM), although the method by which the fee is calculated differs.


          o    WHO IS ASKING FOR YOUR VOTE?

               The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on October 23, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

          o    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON EACH
               PROPOSAL?


               The Board, including the Independent Trustees, unanimously recommends that you (i) vote "FOR" the proposal to approve the New Advisory Agreement pursuant to Proposal 1, (ii) vote "FOR" the proposal to approve the New Sub-Advisory Agreement pursuant to Proposal 2 and (iii) vote "FOR ALL" of the Trustee nominees of the Board (Mr. Roman Friedrich III and Mr. Ronald A. Nyberg) pursuant to Proposal 3.


          o    WILL YOUR VOTE MAKE A DIFFERENCE?

               YES! This is a very important Annual Meeting of the Fund. Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

          o    WHO IS ELIGIBLE TO VOTE?

               Shareholders of record of the Fund at the close of business on July 24, 2009 (the "Record Date"), are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each Share is entitled to one vote.

          o    HOW DO YOU VOTE YOUR SHARES?


               Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.


               If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (866) 796-1290 to obtain directions to the site of the Annual Meeting.


               Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your Shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

               Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.


          o    HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD
               DATE?

               At the close of business on the Record Date, the Fund had 9,079,885 Common Shares outstanding and 2,600 Preferred Shares outstanding.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

BACKGROUND AND THE TRANSACTION


          Under the Current Advisory Agreement, the Adviser serves as the Fund's investment adviser and is responsible for the Fund's management. The Adviser is a wholly-owned subsidiary of Claymore Group, a privately-held financial services company offering unique investment solutions for financial advisors and their valued clients. Based in Lisle, Illinois, Claymore Group entities have provided supervision, management and/or servicing on approximately $11.3 billion in assets, as of June 30, 2009.

          On July 17, 2009, Claymore Group and its parent company, Claymore Holdings, LLC, entered into an agreement and plan of merger (the "Merger Agreement"), subsequently amended on August 18, 2009, with two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. ("Acquisition Corporation") and an intermediate holding company ("Holdings," Holdings and "Acquisition Corporation" being collectively referred to as the "Acquisition Subsidiaries"), which governs the Transaction and pursuant to which Claymore Group and its associated entities, including the Adviser, will become indirect subsidiaries of Guggenheim. On August 18, 2009, Guggenheim also agreed to arrange for substantial additional equity and debt financing to Claymore Group, in an aggregate of up to approximately $37 million, conditional upon receipt, as applicable, of the consent of Claymore Group's senior bank lender and compliance with Canadian regulatory requirements and Claymore Group's existing agreements with Guggenheim and financings arranged by affiliates of Guggenheim, and which is intended to be available prior to and regardless of whether the Transaction is consummated. Such equity financing, which closed in September 2009, consists of approximately $11.7 million for newly-issued common stock of Claymore Group representing, on a fully diluted basis, 24.9% of the outstanding common stock of Claymore Group. Such debt financing is expected to consist of up to $25 million of subordinated loans, which is in addition to the up to $20 million of subordinated loans provided to Claymore Group and arranged by affiliates of Guggenheim as interim financing for working capital and for inventory purchases in connection with its investment supervisory business (all such subordinated loans being collectively referred to as the "Debt Financing"). The Debt Financing may be drawn upon by Claymore Group pursuant to its terms and is due three years from the issuance date, provided, however, that any such Debt Financing drawn upon by Claymore Group shall become immediately due upon any material breach by Claymore Group of the Merger Agreement if the Merger Agreement remains in effect and upon any change of control of Claymore Group.

          In the Transaction, Acquisition Corporation will merge with and into Claymore Group, with Claymore Group being the surviving corporation. Upon the effectiveness of the Transaction: (1) all shares of Claymore Group common stock issued and outstanding immediately prior to the Transaction (except those held by the Acquisition Subsidiaries or dissenting stockholders or those held in treasury) will be cancelled and converted into the right to receive an aggregate cash payment


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

of approximately $39 million; (2) each share of common stock held prior to the Transaction by the Acquisition Subsidiaries or held in treasury immediately prior to the Transaction shall be cancelled without payment and (3) all shares of Acquisition Corporation shall be converted into common stock of Claymore Group. As a result of the Transaction, Claymore Group will become an indirect subsidiary of Guggenheim Partners. Immediately following the Transaction, it is intended that the Board of Directors of Claymore Group will consist of four persons who are presently senior executives and stockholders of Claymore Group and one person designated by Holdings.

          In the Merger Agreement, Claymore Group made customary representations and warranties to the Acquisition Subsidiaries regarding Claymore Group and its business, the continued accuracy of which are conditions of the obligations of the Acquisition Subsidiaries to consummate the Transaction. Claymore Group also agreed to comply with a number of covenants, relating primarily to its conduct after the signing of the Merger Agreement and before the consummation of the Transaction, the compliance with which are conditions of the obligations of the Acquisition Subsidiaries to consummate the Transaction. The parties' obligations to consummate the Transaction are subject to certain other conditions, all of which must be satisfied or waived prior to the closing of the Transaction, including regulatory approval with respect to the change in control of the Claymore Group's broker-dealer subsidiary, consent of Claymore Group's senior bank lender, compliance with Canadian regulatory requirements and the absence of any material adverse change in Claymore Group's financial condition or business.


GUGGENHEIM

          Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses.

CURRENT ADVISORY AGREEMENT


          The Adviser serves as the investment adviser for the Fund pursuant to the Current Advisory Agreement. The Current Advisory Agreement is dated January 27, 2004, and was approved by the sole shareholder of the Fund on January 16, 2004. The continuation of the Current Advisory Agreement was last approved by the Board on January 15, 2009.

          Pursuant to the Current Advisory Agreement, the Fund pays to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 0.85% of the Fund's average daily Managed Assets. As used in each of the Current Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, "Managed Assets" of the Fund means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means. The Adviser has contractually agreed to waive temporarily a portion of the advisory fee in an annual amount equal to 0.08% of the average daily value of the Fund's Managed Assets until January 27, 2011. The Fund paid advisory fees equal to $9,295,300 to the Adviser during the Fund's fiscal year ended October 31, 2008.


          The Current Advisory Agreement provides for its automatic termination in the event of an "assignment," as defined in the 1940 Act. Once completed, the Transaction will result in a change in control of Claymore Group and, ultimately, its subsidiary the Adviser, which will be deemed an "assignment" of the Current Advisory Agreement resulting in its termination. The Transaction is not, however, expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund or in any changes in the investment approach of the Adviser with respect to the management of the Fund.

INTERIM ADVISORY AGREEMENT


          Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into the Interim Advisory Agreement, which would become effective upon the consummation of the Transaction if the New Advisory Agreement has not been approved by shareholders prior to the consummation of the Transaction. It is a condition of the Merger Agreement that the Board approve the Interim Advisory Agreement in accordance with the requirements of Rule 15a-4. Pursuant to the Interim Advisory Agreement and Rule 15a-4, the Adviser may serve as investment adviser to the Fund for up to 150 days following the consummation of the Transaction, pending receipt of shareholder approval of the New Advisory Agreement.

          Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement on September 23, 2009. In approving the Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement. The compensation to be received by the Adviser under the

Interim Advisory Agreement is identical to the compensation the Adviser would have received under the Current Advisory Agreement.

          There are no material differences between the terms of the Interim Advisory Agreement and the terms of the Current Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. A form of the Interim Advisory Agreement is attached hereto as Appendix B and the description of the Interim Advisory Agreements is qualified in its entirety by reference to Appendix B hereto. The provisions of the Interim Advisory Agreement required by Rule 15a-4 under the 1940 Act include:


(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the Closing of the Transaction or the effectiveness of the New Advisory Agreement;

(ii) the Board or a majority of the Fund's outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Adviser;

(iii) the compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

(iv) if a majority of the Fund's outstanding voting securities approve the Fund's New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Adviser; and

(v) if a majority of the Fund's outstanding voting securities do not approve the Fund's New Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).


NEW ADVISORY AGREEMENT


          It is proposed that the Fund and the Adviser enter into the New Advisory Agreement, to become effective upon the later of (i) the date of shareholder approval or (ii) the consummation of the Transaction. Under Section 15(a) of the 1940 Act, the New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the shareholders of the Fund. It is a condition of the Merger Agreement that the Board, including a majority of the Independent Trustees, approve the New Advisory Agreement, on terms no less favorable to the Adviser, taken as a whole, than the Current Advisory Agreement. Approval of the New Advisory Agreement by shareholders of the Fund is not, however, a condition to the consummation of the Transaction. In the event that the shareholders of the Fund do not approve the New Advisory Agreement, following the consummation of the Transaction it is anticipated that the Adviser will continue to act as the Fund's investment adviser pursuant to the Interim Advisory Agreement for a period of up to 150 days following the consummation of the Transaction. In such event, the Board will determine a course of action believed by the Board to be in the best interests of the Fund and shareholders.

          Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement on September 23, 2009.

          There are no material differences between the terms of the New Advisory Agreement and the terms of the Current Advisory Agreement, except as noted below. A form of the New Advisory Agreement is attached hereto as Appendix C and the description of the New Advisory Agreement is qualified in its entirety by reference to Appendix C hereto.

          Duties and Obligations. The New Advisory Agreement provides that, subject to the direction and control of the Board, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. The New Advisory Agreement provides that in performing its duties, the Adviser may delegate some or all of its duties and obligations under the New Advisory Agreement to one or more sub-investment advisers. In addition, the New Advisory Agreement provides that the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's other service providers), as described in the New Advisory Agreement, to the extent requested by the Fund. The duties and obligations of the Adviser under the New Advisory Agreement are identical to the duties and obligations of the Adviser under the Current Advisory Agreement.

          Compensation. The New Advisory Agreement does not result in any change in the advisory fee rate paid by the Fund. Pursuant to the New Advisory Agreement, the Fund pays to the Adviser as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 0.85% of the Fund's average daily Managed Assets. The Adviser bears all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Advisory Agreement and bears the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser. These provisions of the New Advisory Agreement, including the advisory fee rates, are identical to provisions of the Current Advisory Agreement. The Adviser has contractually agreed to waive temporarily a portion of the advisory fee in an annual amount equal to 0.08% of the average daily value of the Fund's Managed Assets until January 27, 2011.

          Term and Termination. Assuming approval by shareholders, the New Advisory Agreement shall continue for an initial term of one year, provided, however, that the Board intends to next consider the continuation of the New

Advisory Agreement during such one year term, and from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), or (ii) by the Adviser on 60 days' written notice (which notice may be waived by the Trust). The New Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. Except with respect to the initial term of each agreement, these provisions of the New Advisory Agreement are identical to provisions of the Current Advisory Agreement.


          Limitation of Liability. The New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the New Advisory Agreement. These provisions of the New Advisory Agreement are identical to provisions of the Current Advisory Agreement.


          Use of the Name "Claymore." The New Advisory Agreement provides that the Adviser has consented to the use by the Fund of the name or identifying word "Claymore" in the name of the Fund and that the Adviser may require the Fund to cease using "Claymore" in the name of the Fund if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund. These provisions of the New Advisory Agreement are identical to provisions of the Current Advisory Agreement.


SECTION 15(F) OF THE 1940 ACT


          Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

          Consistent with the first condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on the Fund as a result of the Transaction. With respect to the second condition of Section 15(f), the Adviser and the Acquisition Subsidiaries have agreed that they will use their reasonable best efforts to comply with and cause the Fund to conduct its business to ensure that for a period of three years after the closing of the Transaction at least 75% of the trustees of the Fund will not be "interested persons" (as defined in the 1940 Act) of the Adviser or Guggenheim. The Fund currently meets this condition. Therefore, the Adviser and the Acquisition Subsidiaries represented to the Board that no unfair burden would be imposed on the Fund as a result of the Transaction.


BOARD CONSIDERATIONS

Current Advisory Agreement

          On January 15, 2009, the Board, including Independent Trustees, met to consider the renewal of the Current Advisory Agreement. As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.


          In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser provided extensive information in response to that request as well as to a follow-up request for supplemental information. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Current Advisory Agreement to the Adviser and the compliance program of the Adviser. As a part of its analysis, the Committee considered other options available to the Fund, given its reduced asset size and recent investment performance history, including a proposal to reorient the Fund's investment strategy.


          Based upon their review, the Committee concluded that it was in the best interest of the Fund to renew the Current Advisory Agreement and, accordingly, recommend to the Board of Trustees the renewal of the Current Advisory Agreement. The Board subsequently approved the renewal of the Current Advisory Agreement.

In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.


          With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to DVM, the Fund's sub-adviser at such time. The Board considered the Adviser's responsibility to oversee the sub-adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered Claymore Group's commitment of financial support of the Adviser.


          The Board also considered the secondary market support services provided by the Adviser to the Fund and the Adviser's collaboration with the Fund's sub-adviser on the Fund's use of leverage and in evaluating the Fund's distribution rate. The Board considered the experience and qualifications of the Adviser's personnel, including those personnel providing compliance oversight and oversight of the sub-adviser's portfolio management process. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

          The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year, three year and since inception (January 27, 2004) periods ended October 31, 2008, and compared it to comparable performance of a peer group of closed-end funds (defined as funds that invest a majority of assets in dividend paying equity securities and that may have a specific goal of paying qualified dividend income) and to relevant benchmark indices for the same time periods. The Board considered that the Adviser does not directly control investment performance but had delegated such duties to DVM, the Fund's sub-adviser at such time. The Board also considered the joint recommendation of the Adviser and DVM to reorient the Fund's investment strategy in light of market conditions and the Fund's recent underperformance.

          The Board considered the Fund's advisory fee (which includes the sub-advisory fee paid to the Fund's sub-adviser) and expense ratio. The Board also considered that the Adviser and DVM had proposed to implement an advisory fee waiver of eight basis points for a period of two years, with the proposed fee reduction being allocated entirely to the fees received by the sub-adviser from the Adviser under the investment sub-advisory agreement with DVM (the "Fee Waiver"). The Board compared the fees and estimated expense ratios of the Fund based upon various levels of asset growth to a peer group of other closed-end funds based upon the proposed reorientation of the investment strategy.

          With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Current Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services to the Fund, including paying the sub-advisory fee to DVM.

          The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the constraints on its capital structure, the Board does not anticipate significant economies of scale in the coming year.

          The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue.

Interim Advisory Agreement and New Advisory Agreement


          The Board, including the Independent Trustees, approved each of the Interim Advisory Agreement and the New Advisory Agreement. The Board reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. In early 2009, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser. The Board requested and received periodic reports from the Adviser as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

          Following the execution of the Merger Agreement, on July 28, 2009, a telephonic meeting was held and attended by board chairs and other representatives of the boards of trustees of the registered investment companies for which the Adviser acts as investment adviser, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Mr. Freidrich, the chairman of the Board of the Fund, attended such meeting on behalf of the Board. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of such Claymore-advised investment companies, including the Fund, requested additional information regarding the Transaction, Guggenheim, the Acquisition Subsidiaries and the impact of the Transaction on the shareholders of such investment companies.

          During August and September 2009, the Committee received reports from the Adviser on the progress of the Transaction, including the Debt Financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee of the Board was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the Closing of the Transaction.

          The Board met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement on September 11, 2009, and September 23, 2009. The Committee also met and discussed these matters on September 15, 2009. At the meeting held on September 23, 2009, representatives from the Adviser and Guggenheim discussed the Transaction with the Committee and answered questions from the Committee. The Committee also met in executive session to discuss the Transaction and the information provided at the meetings. The Committee requested additional supplemental information regarding the Transaction and Guggenheim, which was provided by the Adviser and Guggenheim.

          The Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement on September 23, 2009. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and the New Advisory Agreement and, accordingly, recommend to the Board the approval of the Interim Advisory Agreement and the New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and the New Advisory Agreement. The Board approved the New Advisory Agreement for a one-year term. However, the Board also determined to consider the continuation of the New Advisory Agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and the New Advisory Agreement for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

          In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

          o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

          o Board approval of each Fund's New and Interim Advisory Agreement is a condition to the closing of the Transaction;

          o Claymore's statement that the manner in which the Fund's assets are managed will not change as a result of the Transaction;


          o the aggregate management fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;


          o there are no material differences between the terms of the Interim Advisory Agreement and the New Advisory Agreement and the terms of the Current Advisory Agreement;

          o the qualifications of the Adviser's personnel who will provide advisory and administrative services to the Fund are not expected to change, and the key personnel who currently provide advisory and administrative services the Fund are expected to continue to do so after the Transaction;


          o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;


          o    the Adviser's current financial condition;


          o the impact of the Transaction on the Adviser's day-to-day operations;

          o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

          o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;


          o that Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Adviser and/or Guggenheim will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement attributable to Proposal 1 and any other costs of the Fund associated with the Transaction; and

          o that the Adviser and the Acquisition Subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Fund.

          Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key investment and management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the Adviser and Guggenheim intend for the Adviser to continue to attract talented and experienced personnel and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

          Advisory Fees. The Board also considered the fact that the advisory fees payable to the Adviser would be the same under the Interim Advisory Agreement and the New Advisory Agreement as they are under the Current Advisory Agreement which had within the last year been determined to be reasonable. The Board concluded that these factors supported approved of the Interim Advisory Agreement and the New Advisory Agreement.

          Performance. With respect to the performance of the Fund, the Board considered that the Adviser had delegated responsibility for the management of the Fund's portfolio to Manning & Napier and that Manning & Napier would continue to manage the portfolio following the closing of the Transaction, pending shareholder approval of the New Sub-Advisory Agreement. The Board also noted that it had recently concluded that the Fund's performance with Manning & Napier as sub-adviser was expected to be satisfactory. The Board concluded that these factors supported approval of the Interim Advisory Agreement and the New Advisory Agreement.

          Profitability. Because the Adviser's fees under the Interim Advisory Agreement and the New Advisory Agreement are the same as those assessed under the Current Advisory Agreement, and in light of the capital infusion provided by Guggenheim to support the Adviser's operations, the Board concluded that the profits to be realized by the Adviser under the Interim Advisory Agreement and the New Advisory Agreement and from other relationships between the Fund and the Adviser, if any, were not expected to be unreasonable. The Board further noted that, although it is not possible to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, this matter would be given further consideration on an annual basis going forward.

          Economies of Scale. The Board noted its prior determination that any economies of scale were appropriately reflected in the advisory fees and considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that no economies of scale are anticipated from the Transaction. The Board concluded that any economies of scale that can currently be identified are appropriately reflected in the current advisory fees.

          Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.


ADDITIONAL INFORMATION ABOUT THE ADVISER


          Principal Executive Officer and Board of Managers. The Chairman and Chief Executive Officer of the Adviser is David C. Hooten. The current members of the board of managers of the Adviser are David C. Hooten, Michael J. Rigert, Vice Chairman of the Adviser, Anthony J. DiLeonardi, Vice Chairman of the Adviser, and Bruce R. Albelda, Chief Financial Officer of the Adviser. The address of each member of the board of managers of the Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. Immediately following the Transaction, it is intended that the Board of Directors of Claymore Group will consist of four persons who are presently senior executives and stockholders of Claymore Group and one person designated by Holdings.

          Relationships with the Fund. David C. Hooten, Chairman and Chief Executive Officer of the Adviser, serves as a Trustee of the Fund. No other Trustee of the Fund is an officer, employee, director, general partner or shareholder of the Adviser or has any material direct or indirect interest in the Adviser any other person controlling, controlled by or under common control with the Adviser. As a result of Mr. Hooten's position with the Adviser and his 27.44% ownership interest in Claymore Group, after giving effect to Guggenheim's equity financing which closed in September 2009, Mr. Hooten has a material interest in the Transaction.

          Certain officers of the Fund, as identified herein under "Proposal 3:
Election of Trustees -- Executive Officers," are employees or officers of the Adviser.


          The Adviser also serves as the Fund's administrator, as described under "Additional Information--Administrator." It is expected that the Adviser will continue to provide administrative services to the Fund following consummation of the Transaction.

SHAREHOLDER APPROVAL

          With respect to Proposal 1, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Annual Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of Common Shares and Preferred Shares of the Fund will have equal voting rights (i.e. one vote per Share) and will vote as a single class with respect to the approval of the New Advisory Agreement. Abstentions will have the same effect as votes against Proposal 1. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.


BOARD RECOMMENDATION


          The Board, including the Independent Trustees, unanimously recommends that you vote "FOR" the approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF MANNING & NAPIER SUB-ADVISORY
AGREEMENT

INTRODUCTION


          Following the deliberations and considerations described below, on June 17, 2009, the Board approved the Initial Interim Sub-Advisory Agreement among the Fund, the Adviser and Manning & Napier and the termination of the DVM Sub-Advisory Agreement. Since that time, Manning & Napier has served as the Fund's investment sub-advisor on an interim basis and has been responsible for the day-to-day management of the Fund. Pursuant to Rule 15a-4 under the 1940 Act, Manning & Napier may act as investment sub-adviser on an interim basis for 150 days pending shareholder approval of the agreement.

          The closing of the Transaction may result in the automatic termination of the Initial Interim Sub-Advisory Agreement pursuant to its terms. Therefore, the Board has approved the Subsequent Interim Sub-Advisory Agreement, which would become effective upon the consummation of the Transaction if the New Sub-Advisory Agreement has not been approved by shareholders of the Fund prior to such date and remain in effect for the remainder of the 150 day period commencing on the date of the Initial Interim Sub-Advisory Agreement. The Board has also approved the New Sub-Advisory Agreement among the Fund, the Adviser and Manning & Napier, which would become effective upon the later of (i) approval by shareholders of the Fund or (ii) the consummation of the Transaction.

          In order for Manning & Napier to continue to act as investment sub-adviser to the Fund after November 14, 2009, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.


ABOUT MANNING & NAPIER

          Manning & Napier has been a registered investment adviser since 1970. For more than 35 years, Manning & Napier has focused on managing clients' investments through a variety of market conditions, including five bear markets. The firm manages approximately $16 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of December 31, 2008. It remains an employee-owned firm, with 100% of the firm owned by full-time employees. The principal business address of Manning & Napier is 290 Woodcliff Drive, Fairport, NY 14450.

MANAGEMENT OF THE FUND

          Manning & Napier's Senior Research Group establishes the broad investment guidelines used in the management of the Fund. A designated Research Team for the Fund implements those guidelines as well as monitors the investment portfolio of the Fund. The Fund's Research Team identifies stocks for inclusion in the portfolio in line with the Senior Research Group's guidelines. Members of the Senior Research Group and the Fund's Research Team include:

          Christian Andreach | Managing Director -- Consumer Group. Mr. Andreach, an employee-owner, is responsible for analyzing investment opportunities within the Consumer sector. Prior to joining Manning & Napier in 1999, he worked as a financial analyst for Proctor & Gamble Co. Mr. Andreach earned his BBA from St. Bonaventure University, received his MBA from the University of Rochester and holds the distinction of Chartered Financial Analyst.

          Jack W. Bauer | Managing Director -- Fixed Income Group. Mr. Bauer, an employee-owner, is responsible for the oversight of the Firm's Fixed Income Group. Prior to joining Manning & Napier in 1990, he worked as a Fixed Income Portfolio Manager at Chase Manhattan Bank and as an Industry Economist with the Federal Government's Department of Energy. Mr. Bauer earned his BS in Mathematics from St. John Fisher College, his MA in Economics from Georgetown University and his MBA from the University of Rochester.

          Jeffrey S. Coons | Co-Director of Research, Managing Director --Quantitative Strategies Group, Executive Group Member. Mr. Coons has a broad responsibility for the management of the Firm's Research Department. He is an employee-owner and has over 20 years of experience at Manning & Napier. Mr. Coons received his BA in Economics from the University of Rochester, earned his PhD in Economics from Temple University and holds the distinction of Chartered Financial Analyst.

          Jeffrey Donlon | Managing Director -- Technology Group. Mr. Donlon, an employee-owner, is responsible for analyzing investment opportunities within the Technology sector. Prior to joining Manning & Napier in 1998, he worked as an associate with the Industrial Bank of Japan Trust Company. Mr. Donlon earned his BS in Finance from Canisius College, received his MBA from Duke University and holds the distinction of Chartered Financial Analyst.

          Brian Gambill | Managing Director -- Capital Goods and Equipment Group. Mr Gambill, an employee-owner, is responsible for analyzing investment opportunities within the Capital Goods & Equipment sectors, with a special emphasis on the Energy sector. Prior to joining Manning & Napier in 1997, he worked as an analyst for the Montana Board of Investments. Mr. Gambill earned his BS in Finance and Economics from Montana State University and holds the distinction of Chartered Financial Analyst.

          Jeffrey Herrmann | Co-Director of Research, Managing Director --Themes and Overviews Group, Executive Group Member. Mr. Herrman has a broad responsibility for the management of the Firm's Research Department. Mr. Herrman is responsible for monitoring long-term themes, trends and overviews to improve our ability to take advantage of the opportunities offered by the market going forward. He is an employee-owner and has been with the firm for over 20 years. Mr. Herrman earned dual BS degrees in Chemistry and Finance from Clarkson University and holds the distinction of Chartered Financial Analyst.

          Brian Lester | Managing Director -- Life Sciences Group. Mr. Lester, an employee-owner, is responsible for analyzing investment opportunities within the Health Care sector. Prior to joining Manning & Napier in 1998 he worked at The Sutherland Group as a research assistant. Mr. Lester earned his BS in Agriculture, Resource and Managerial Economics from Cornell University and holds the distinction of Chartered Financial Analyst.

          Michael Magiera | Managing Director -- Real Estate Group. Mr. Magiera is responsible for coverage of REITS and Real Estate related investments. Mike is an employee-owner and has 20 years of experience at Manning & Napier. Mr. Magiera earned his BBA in Finance from St. Bonaventure University, received his MBA from the University of Rochester and holds the distinction of Chartered Financial Analyst.

          Christopher Petrosino | Senior Analyst -- Quantitative Strategies Group. Mr. Petrosino joined Manning & Napier in 2001 and is responsible for providing top-down quantitative research to the firm's global sector group analysts. He earned his BA in Economics and Statistics from the University of Rochester and MS in Statistics from the Rochester Institute of Technology. Mr. Petrosino also holds the distinction of Chartered Financial Analyst.

          Marc D. Tommasi | Managing Director -- Global Strategies Group. Mr. Tommasi is responsible for macroeconomic overviews by country on a global basis. Marc is an employee-owner and has over 20 years of experience at Manning & Napier. Mr. Tommasi earned his BA in Economics and Political Science from the University of Rochester.

          Virge Trotter | Managing Director -- Services Group. Mr. Trotter, an employee-owner, is responsible for analyzing investment opportunities within the Financial, Utilities and Media sectors. Prior to joining Manning & Napier in 1997, he was Vice President at Thomas White Asset Management in Chicago. Mr. Trotter earned his BS in Electrical Engineering from Iowa State University, his MBA in Finance from the University of Chicago, and holds the distinction of Chartered Financial Analyst.

DVM SUB-ADVISORY AGREEMENT


          DVM previously served as the Fund's investment sub-adviser pursuant to the DVM Sub-Advisory Agreement. The DVM Sub-Advisory Agreement was approved by the sole shareholder of the Fund on January 16, 2004, and the continuation of DVM Sub-Advisory Agreement was most recently approved by the Board on January 15, 2009.


          Over a series of meetings described below the Board considered the performance of the Fund and various strategic alternatives for the Fund. On June 17, 2009, the Board approved the termination of the DVM Sub-Advisory Agreement and the retention of Manning & Napier as investment sub-adviser. In connection with the termination of the DVM Sub-Advisory Agreement, the name of the Fund was changed from "Dreman/Claymore Dividend & Income Fund" to

"Claymore Dividend & Income Fund." Mr. David Dreman, who served as a Trustee of the Fund from 2003-2009 and was an interested person of the Fund because of his position as an officer of DVM and certain of its affiliates, resigned as Trustee effective August 23, 2009.

MANNING & NAPIER SUB-ADVISORY AGREEMENT


          Manning & Napier currently serves as the Fund's investment sub-adviser on an interim basis. Pursuant to Rule 15a-4 under the 1940 Act, Manning & Napier may act as investment sub-adviser on an interim basis for 150 days pending shareholder approval of the New Sub-Advisory Agreement. Assuming approval by shareholders, the New Sub-Advisory Agreement shall continue for an initial term of one year, provided, however, that the Board intends to consider the continuation of the New Sub-Advisory Agreement during such initial one year term, and from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          Except as noted below, there are no material differences between the terms of each of the New Sub-Advisory Agreement, the Initial Interim Sub-Advisory Agreement and the Subsequent Interim Sub-Advisory Agreement. Where appropriate, the Initial Interim Sub-Advisory Agreement, the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are sometimes referred to collectively as the Manning & Napier Sub-Advisory Agreement. Except as noted below, there are no material differences between the terms of the Manning & Napier Sub-Advisory Agreement and the terms of the DVM Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement is attached hereto as Appendix D and the description of the Manning & Napier Sub-Advisory Agreement is qualified in its entirety by reference to Appendix D.


          Under the terms of the Manning & Napier Sub-Advisory Agreement, Manning & Napier performs certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser and the direction and control of the Board, which shall include at the request of the Adviser (i) managing the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Fund's assets, (iv) maintaining books and records required to support the Fund's investment operations, (v) monitoring on a daily basis the investment activities and portfolio holdings of the Fund and (vi) voting proxies relating to the Fund's portfolio securities in accordance with Manning & Napier's policies and procedures. The types of services provided by Manning & Napier pursuant to the Manning & Napier Sub-Advisory Agreement are identical to the types of services provided by DVM pursuant to the DVM Sub-Advisory Agreement. Voting proxies relating to the Fund's portfolio securities in accordance with the sub-adviser's policies and procedures was not provided for in the DVM

Sub-Advisory Agreement but had been separately delegated by the Board on behalf of the Fund to DVM.


          Upon approval by shareholders, the New Sub-Advisory Agreement shall continue for an initial period of one year and from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Manning & Napier Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Initial Interim Sub-Advisory Agreement provided that it would terminate on the date 150 calendar days from the date of the Initial Interim Sub-Advisory Agreement. The Subsequent Interim Sub-Advisory Agreement provides that it will terminate on the earlier of (i) the date 150 calendar days from the date of the Initial Interim Sub-Advisory Agreement or
(ii) the date of the New Sub-Advisory Agreement. These provisions are identical to the DVM Sub-Advisory Agreement, except with respect to the effective date and initial period of the agreement and the provisions which provides for the termination of the Initial Interim Sub-Advisory Agreement and Subsequent Interim Sub-Advisory Agreement on the 150th calendar day as required by Rule 15a-4 under the 1940 Act.


          The Manning & Napier Sub-Advisory Agreement provides that Manning & Napier will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the agreement, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by Manning & Napier in the performance of its duties or from reckless disregard by Manning & Napier of its duties under the agreement. These provisions are identical to the DVM Sub-Advisory Agreement. In addition, the Manning & Napier Sub-Advisory Agreement provides that Manning & Napier shall have no liability, and shall be indemnified and held harmless by the Fund, for any losses that are directly or indirectly related to any action or inaction occurring or failing to occur on before the effectiveness of the Manning & Napier Sub-Advisory Agreement by the Fund, the Adviser or any prior sub-adviser.

          The Manning & Napier Sub-Advisory Agreement provides that for the period commencing one year following shareholder approval of the agreement and terminating three years following shareholder approval of the agreement and provided that Manning & Napier shall be employed as investment sub-adviser, at the request of Manning & Napier the Fund's name will be changed to one containing the name of Manning & Napier. In addition, if Manning & Napier ceases to be employed as investment sub-adviser or ceases to consent to the use of its name in the name of the Fund, the Fund will cease using the name of Manning & Napier upon the request of Manning & Napier.


          The Manning & Napier Sub-Advisory Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving Manning & Napier 60 days' notice (which notice may be waived by Manning &

Napier), or (ii) by Manning & Napier on 60 days' written notice (which notice may be waived by the Fund). The Subsequent Interim Sub-Advisory Agreement, however, provides that it may be terminated by the Fund at any time, without the payment of any penalty, upon giving Manning & Napier 10 days' notice (which notice may be waived by Manning & Napier). The Manning & Napier Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The Manning & Napier Sub-Advisory Agreement also provides that it will terminate automatically upon any termination of the investment advisory agreement between the Fund and the Adviser.


SUB-ADVISORY FEE


          The total management fees paid by the Fund remain unchanged as a result of entering into the Manning & Napier Sub-Advisory Agreement. The Fund continues to pay to the Adviser an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund's Managed Assets (as defined in the investment advisory agreement). The Adviser has contractually agreed to waive temporarily a portion of the advisory fee in an annual amount equal to 0.08% of the average daily value of the Fund's Managed Assets until January 27, 2011. The Adviser previously paid to DVM and now pays to Manning & Napier a sub-advisory fee out of the advisory fee paid by the Fund. The sub-advisory fee rate paid to Manning & Napier is intended to equal the sub-advisory fee rate paid to DVM (including with respect to contractual fee waivers previously agreed to by DVM), although the method by which the fee is calculated differs.

          Pursuant to the DVM Sub-Advisory Agreement, the Adviser paid to DVM a sub-advisory fee at a rate equal to 60% of the monthly advisory fees received by the Adviser from the Fund (net of any waivers or reimbursements by the Adviser and after payment by the Adviser of any asset-based or other compensation payable to members of the underwriting syndicate or other selling group members by the Adviser). DVM had contractually agreed to waive temporarily a portion of the sub-advisory fee (after giving effect to the Adviser's waiver of the advisory fee pursuant) equal to 0.08% of the average daily value of the Fund's Managed Assets. Such waiver directly benefited the Adviser, as the sub-advisory fee is paid by the Adviser, and indirectly benefited the Fund, as the Adviser agreed to waive a corresponding amount of advisory fees, as discussed above. Expressed as a percentage of the Fund's Managed Assets, the sub-advisory fee paid to DVM equaled approximately 0.41% of the Fund's Managed Assets before giving effect to the Adviser's and DVM's fee waivers and approximately 0.33% after giving effect to such fee waivers.

          Pursuant to the Manning & Napier Sub-Advisory Agreement, the Adviser pays to Manning & Napier a sub-advisory fee at an annual rate equal to (i) 0.33% of the Fund's average daily Managed Assets for the initial two years commencing on the effectiveness of the Initial Interim Sub-Advisory Agreement and (ii) 0.42% of the Fund's average daily Managed Assets commencing on the second anniversary of the effectiveness of the Initial Interim Sub-Advisory Agreement. As used in the Manning & Napier Sub-Advisory Agreement, "Managed Assets" of the Fund means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Managed Assets shall include assets attributable to financial leverage of any kind, including, without limitation, borrowing (including through a credit facility, the issuance of debt securities or the purchase of residual interest bonds), the issuance of preferred securities, the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or any other means.

          Additionally, Manning & Napier has contractually agreed to waive all sub-advisory fees for the initial two months following the effectiveness of the Initial Interim Sub-Advisory Agreement, provided that the New Sub-Advisory Agreement is approved by shareholders of the Fund. Such waiver by Manning & Napier benefits the Adviser, as the sub-advisory fee is paid by the Adviser. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, Manning & Napier may recoup from the Adviser such waived fees.

          Finally, Manning & Napier has contractually agreed to set off costs associated with the change of the Fund's investment sub-adviser in an amount not to exceed $50,000 against amounts owed by the Adviser to Manning & Napier under the Manning & Napier Sub-Advisory Agreement, provided that shareholders of the Fund approve the New Sub-Advisory Agreement. Such set off by Manning & Napier will directly benefit the Adviser, as the sub-advisory fee is paid by the Adviser, and will indirectly benefit the Fund, as the Adviser has agreed to waive a corresponding amount of its advisory fees so as to pass the benefits of such set off to the Fund.

          The compensation earned by Manning & Napier under the Subsequent Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank. If a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Manning & Napier. If a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement, the Manning & Napier will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Subsequent Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).


ADDITIONAL INFORMATION REGARDING MANNING & NAPIER

          Executive Group. Manning & Napier's Executive Group, consisting of senior executive employee-owners, assumes the function of "Chief Executive Officer" or "Office of the President" of the firm, rather than having an individual hold those titles. The Executive Group collectively manages the firm according to systematic processes and disciplines that have been in place since the firm's inception in 1970. The members of the Executive Group, each of whom is a full-time employee of Manning & Napier, are B. Reuben Auspitz, Jeffrey S. Coons, Patrick Cunningham, Jeffrey Herrman and Charles H. Stamey. The address of each member of the Executive Group is 290 Woodcliff Drive, Fairport, New York 14450.

          Board of Director and Principal Shareholders. The following persons are members of the board of directors of Manning & Napier: William Manning, Co-Founder of Manning & Napier, B. Reuben Auspitz, Executive Vice President of Manning & Napier, and Jeffrey A. Herrmann, Managing Director of Manning & Napier. William Manning owns ten percent or more of the outstanding voting securities of Manning & Napier. The address of each member of the board of director of Manning & Napier is 290 Woodcliff Drive, Fairport, New York 14450.

          Other Funds Advised by Manning & Napier. Manning & Napier acts as investment adviser with respect to one other registered investment company having similar investment objectives as the Fund.

FUND                            MANAGED ASSETS          ADVISORY FEE
--------------------------------------------------------------------------------
Dividend Focus Series of          $1,438,833              0.45%(1)
the Manning & Napier Fund, Inc.

-----------------

(1) Manning & Napier has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Dividend Focus Series' total direct fund operating expenses do not exceed 0.60% of the Dividend Focus Series' average daily net assets. This contractual waiver will remain in effect until at least February 28, 2010, and may be extended.


          Relationships with the Fund. No officers or Trustees of the Fund is an officer, employee, director, general partner or shareholder of Manning & Napier or has any material direct or indirect interest in Manning & Napier or any other person controlling, controlled by or under common control with Manning & Napier.

          No Trustee of the Fund had any material interest, direct or indirect, in any material transactions since November 1, 2007, or in any material proposed transactions, to which Manning & Napier, or any affiliated person of Manning & Napier, was or is to be a party.

          During the fiscal year ended October 31, 2008, the Fund paid no fees to Manning & Napier or any affiliated person of Manning & Napier.

BOARD CONSIDERATIONS


          Selection of Manning & Napier. In light of the Fund's recent underperformance relative to peer funds and applicable benchmarks and the significant decline in the value of the Fund's assets, the Board instructed the Adviser to consider and evaluate various strategic alternatives for the Fund and recommend to the Board a course of action to be considered. Among the alternatives considered by the Adviser were liquidating the Fund, merging the Fund into another fund, continuing to retain DVM as sub-adviser and retaining a new sub-adviser. Over a series of meetings, the Adviser discussed with the Board its analysis with respect to various strategic alternatives and responded to requests from the Board, counsel to the Fund and counsel to the Independent Trustees for additional information regarding such alternatives and the Adviser's evaluation of such alternatives.


          At a meeting held on April 1, 2009, the Adviser presented to the Board its evaluation of various strategic alternatives and its recommendation to the Board. The Adviser informed the Board that it had considered the Fund's sustainability as a standalone fund and concluded that the Fund had sufficient assets to continue pursuing its investment objective as an independent closed-end fund and, based on the Adviser's analysis of various factors, the Adviser did not believe a liquidation or merger of the Fund would be advisable. In considering a liquidation of the Fund, the Adviser discussed with the Board that a liquidation would (i) deprive long-term investors who wished to remain invested in the Fund's investment strategy the opportunity to do so, (ii) preclude the Fund's shareholders from participating in a potential market recovery during the liquidation and dissolution process and (iii) deprive shareholders the opportunity to realize the benefits of the Fund's existing capital loss carryforwards. In considering a merger of the Fund, the Adviser discussed with the Board that a merger would pose a number of logistical challenges in identifying and arriving at an agreement with a prospective merger partner and cause the Fund to incur significant costs associated with facilitating a merger. Therefore, the Adviser recommended that the Fund continue to pursue its investment objective as an independent closed-end fund. However, in light of the Fund's recent relative underperformance, communications received from shareholders of the Fund and certain matters identified by DVM to the Board related to DVM's internal advisory compliance procedures and practices, the Adviser recommended that the DVM Sub-Advisory Agreement be terminated and a new investment sub-adviser be hired. The Board requested that the Adviser provide them with recommendations for proposed managers to be considered as replacement investment sub-advisers and detailed information on the Adviser's review process for selecting such proposed managers.

          The Adviser recommended to the Board that Manning & Napier be retained as the Fund's new investment sub-adviser. The Adviser then discussed with the Board its process for selecting Manning & Napier. The Adviser began by screening the universe of those domestic equity managers categorized by Zephyr as "large value" to identify managers with public track records for investment strategies consistent with the investment objectives of the Fund. Based on this analysis the Adviser developed an initial pool of more than 300 managers. The Adviser then evaluated each such manager based on several factors, including total return performance and risk/reward metrics, placing an emphasis on consistency in performance and performance in down markets. Based on these evaluations, the Adviser identified the five top managers from the initial pool. The Adviser provided the Board with a listing of these five managers along with statistics on the historical performance and risk/reward metrics of each such manager. The Adviser also provided comparisons of those statistics for each such manager to those for a benchmark index, DVM and several other large-cap value managers with whom the Adviser was familiar. The Adviser then indicated that it had evaluated each of the five identified managers and concluded that Manning & Napier offered the most compelling combination of consistency in performance and downside protection in light of the Fund's investment objective and investment strategies. The Board discussed with the Adviser the proposed sub-advisory arrangements with Manning & Napier, including the proposed fee structure, and the proposed transition plan for the appointment of Manning & Napier, including costs associated with the transition and the allocation of such costs.


          The Board then met separately with representatives of DVM and discussed the Fund's and DVM's historical performance and the Adviser's recommendations and the factors considered by the Adviser in making such recommendation. DVM discussed the fund's relative underperformance and the factors that led to such underperformance during the year ended December 31, 2008. However, DVM noted that Fund's performance had improved considerably during the year-to-date period ended March 31, 2009, and discussed DVM's long-term historical performance. DVM discussed with the board progress that had been made in rebalancing the Fund's portfolio.


          Next, the Board met with representatives of Manning & Napier who discussed the firm's history, client base, financial position and ownership structure. The Board discussed in detail with Manning & Napier the investment strategies and approach to be used in managing the Fund and Manning & Napier's experience in serving as portfolio manager to funds registered under the 1940 Act and the firm's compliance program. The Board reviewed and discussed Manning & Napier's financial statements.

          The Independent Trustees then met in executive session to review the presentations by each of the Adviser, DVM and Manning & Napier and consider strategic alternatives for the Fund. During executive session, the Independent Trustees met separately with representatives of the Adviser and DVM to further discuss each firm's presentations and recommendations. The Board then adjourned the meeting to allow the Adviser to complete its due diligence regarding the compliance program of Manning & Napier. The Board requested that the Adviser prepare additional information on the process of selecting Manning & Napier, the proposed sub-advisory fee arrangements, back-tested performance results and the proposed positioning of the Fund among its peer group. The meeting was then adjourned to May 7, 2009.


          Prior to reconvening the meeting on May 7, 2009, the Independent Trustees again met in executive session with counsel to the Independent Trustees to review materials provided to the Board in connection with prior meetings and the presentations and recommendations of each of the Adviser, DVM and Manning & Napier on April 1, 2009, and to review and discuss additional materials provided to the Board in advance of reconvening the meeting, including (i) the due diligence report of the Fund's Chief Compliance Officer,
(ii) back tested performance information for Manning & Napier, (iii) performance information for the Fund compared to market benchmarks for various periods during 2009 and (iv) written communications from investors. Upon reconvening the meeting on May 7, 2009, the Adviser reiterated its recommendations from April 1, 2009, and provided further information regarding its process for selecting Manning & Napier. The Fund's Chief Compliance Officer discussed with the board the results of the Adviser's review of Manning & Napier's compliance program. The Board discussed the investment process of Manning & Napier and its applicability to the Fund in light of the Fund's investment objective and strategies and current investment portfolio. The Board again met separately with representatives of DVM to discuss the Fund's performance and DVM's investment approach. The Independent Trustees then met in executive session to discuss the additional information provided at the meeting.


          At the meeting held on May 7, 2009, based on recommendations of the Adviser, the Board approved a 5-for-1 reverse share split with respect to the Fund's Common Shares, which was intended to increase the market price per Common Share and trading volume, thereby reducing the per share transaction costs associated with buying or selling the Fund's Common Shares in the secondary market on the NYSE. The reverse share split became effective on June 4, 2009. The Board then adjourned the meeting to further consider the information presented by the Adviser, DVM and Manning & Napier as well as the effects on the Fund's performance of the continued rebalancing of the Fund's portfolio and the reverse share-split and the Adviser's progress toward a strategic transaction with Guggenheim.

          The Board next met on June 17, 2009, and after further discussions with representatives from the Adviser, DVM and Manning & Napier, approved the Manning & Napier Sub-Advisory Agreement and the termination of the DVM Sub-Advisory Agreement.

          Board Approval of Manning & Napier Sub-Advisory Agreement. On June 17, 2009, the Board, including those trustees who are not interested persons as defined by the 1940 Act (the "Independent Trustees"), considered the approval of the Manning & Napier Sub-Advisory Agreement. As part of its review process, the Nominating & Governance Committee of the Board (sometimes referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, Manning & Napier and independent legal counsel in connection with the Board meeting held on June 17, 2009, and in connection with Board meetings held on April 1, 2009, and May 7, 2009.


          During these meetings, the Board had considered various strategic alternatives available to the Fund as a result of the Fund's significant underperformance relative to broad market benchmarks and the decline in the value of the Fund's assets. Among the alternatives considered by the Board were the liquidation of the Fund, merging the Fund with another fund, retaining DVM as the Fund's sub-adviser and replacing DVM with another sub-adviser. The Board noted that, after evaluating available alternatives, the Adviser had recommended replacing DVM with another sub-adviser as the best strategic alternative available to the Fund. The Board also considered that the Fund has a significant capital loss carry-forward for federal income tax purposes and that such carry-forward is available to offset future capital gains through October 31, 2016. The Board considered that the Adviser had identified several concerns that had led to its recommendation to replace DVM as sub-adviser to the Fund, including the Fund's significant underperformance, increasing evidence that shareholders of the Fund had lost confidence in DVM and certain matters identified by DVM to the Board related to DVM's internal advisory compliance procedures and practices.


          Based upon its review, the Committee concluded that it was in the best interests of the Fund to approve the termination of the DVM Sub-Advisory Agreement and to approve the Manning & Napier Sub-Advisory Agreement and to recommend these actions to the Board, which the Board subsequently approved. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.


          On September 23, 2009, in connection with its consideration of the Transaction and its approval of the Interim Advisory Agreement and New Advisory Agreement, the Board, including the Independent Trustees, considered the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board noted that while the closing of the Transaction may result in the automatic termination of the Initial Interim Sub-Advisory Agreement pursuant to its terms, Manning & Napier was not involved in the Transaction and the operations of Manning & Napier and services to be provided to the Fund by Manning & Napier would be unaffected by the Transaction. The Board noted that there were no material differences between the terms of the Initial Interim Sub-Advisory Agreement, the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, except with respect to those provisions required by Rule 15a-4. The Board noted that the factors previously considered with respect to approval of the Initial Interim Sub-Advisory Agreement continued to support the approval of the Subsequent Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Subsequent Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board approved the New Sub-Advisory Agreement for a one-year term. However, the Board also determined to consider the continuation of the New Sub-Advisory Agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreements.

          The Board considered the following factors, and made certain findings and conclusions with regard thereto, for the Fund in approving the Manning & Napier Sub-Advisory Agreement.


          Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services anticipated to be provided under the Manning & Napier Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of Manning & Napier, investment approach of Manning & Napier, the experience and skills of Manning & Napier's investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the quantitative screening process undertaken by the Adviser in identifying and recommending Manning & Napier as a replacement sub-adviser for the Fund and the Adviser's review of Manning & Napier's compliance program.

          Investment Performance. The Board reviewed the historical performance of Manning & Napier as compared to other domestic equity managers categorized by Zephyr as "Large Value" managers. The Board noted that, after analyzing the performance of the universe of "Large Value" managers using a variety of quantitative metrics, including total returns over a variety of short-term and long-term timeframes, upside and downside market capture and annualized standard deviation over a five-year timeframe, the Adviser determined that Manning & Napier represented the best potential replacement for DVM as sub-adviser to the Fund. The Board concluded, based on this information, that investment performance with Manning & Napier as sub-adviser was expected to be satisfactory.

          Fees and Expenses. The Board considered that the subadvisory fee proposed to be paid to Manning & Napier was intended to equal the subadvisory fee paid to DVM, with Manning & Napier agreeing to continue fee waivers previously agreed to by DVM, although the method by which the fee is calculated differs. The Board considered that the subadvisory fee rate was negotiated at arm's length between the Adviser and Manning & Napier and that the Adviser would compensate Manning & Napier from its fees. As a result, the Board considered that the total advisory fee to be paid by the Fund would not change. The Board also considered that Manning & Napier had agreed to waive its subadvisory fees for the initial two months following the effectiveness of the Manning & Napier Sub-Advisory Agreement and to set off costs associated with the change of the Fund's subadviser in an amount not to exceed $50,000 against amounts owed by the Adviser to Manning & Napier under the Manning & Napier Sub-Advisory Agreement, provided that the Fund's shareholders approve the Manning & Napier Sub-Advisory Agreement. On the basis of the information provided, the Board concluded that the proposed subadvisory fee schedule for the Fund was reasonable.

          Profitability. The Board concluded that Manning & Napier's anticipated profitability would not be unreasonable. In reaching this conclusion, the Board determined that they need not review the estimated level of profits to Manning & Napier. They based this decision on the facts that the proposed subadvisory fees were determined to be reasonable and that the Adviser proposed to compensate Manning & Napier from its own fees, having negotiated the Manning & Napier Sub-Advisory Agreement with Manning & Napier at arm's-length.

          Economies of Scale. The Board considered whether there are economies of scale with respect to the subadvisory services proposed to be provided to the Fund under the Manning & Napier Sub-Advisory Agreement. The Board considered the Adviser's statement that it believes the appointment of Manning & Napier has the potential to improve the Fund's performance, thereby increasing the Fund's assets and spreading its fixed costs over a larger asset base. The Board concluded that the fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

          Other Benefits to Manning & Napier. The Board considered other benefits expected to be derived by Manning & Napier from its proposed relationship with the Fund, including Manning & Napier's use of soft dollars.

          Overall Conclusions. After considering various strategic options available to the Fund, the Board determined that entering into the Manning & Napier Sub-Advisory Agreement was in the best interests of the Fund. Based upon all of the information considered and the conclusions reached, the Board determined that the proposed terms of the Manning & Napier Sub-Advisory Agreement were fair and reasonable.

SHAREHOLDER APPROVAL


          With respect to Proposal 2, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Annual Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of Common Shares and Preferred Shares of the Fund will have equal voting rights (i.e. one vote per Share) and will vote as a single class with respect to the approval of the New Sub-Advisory Agreement. Abstentions will have the same effect as votes against Proposal 2. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 2.



BOARD RECOMMENDATION


          The Board, including the Independent Trustees, unanimously recommends that you vote "FOR" the approval of the New Sub-Advisory Agreement.

PROPOSAL 3: ELECTION OF TRUSTEES

          The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect two Trustee as Class II Trustees (Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the nominees) to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

          The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

          CLASS I TRUSTEES

          -Mr. Richard L. Crandall* and Mr. David C. Hooten* are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2011 annual meeting of shareholders.

          CLASS II TRUSTEES


          -Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the Class II Trustees. Messrs. Friedrich and Nyberg are standing for election at the Annual Meeting. If elected, it is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2012 annual meeting of shareholders.


          CLASS III TRUSTEES

          -Mr. Ronald E. Toupin, Jr. is the Class III Trustee. It is currently anticipated that the Class III Trustees will next stand for election at the Fund's 2010 annual meeting of shareholders.

          ----------------
          *     Designated as Trustee representing holders of Preferred Shares.

          Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class II Trustee of the Fund will hold office until the Fund's 2012 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the trustee nominees named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

          Mr. David N. Dreman resigned as a Class III Trustee effective August, 23, 2009. Mr. Dreman served as a Trustee from 2003-2009. Mr. Dreman was an interested person of the Fund because of his position as an officer of DVM and certain of its affiliates. Following the resignation of Mr. Dreman, the Board, acting pursuant to the Fund's Agreement and Declaration of Trust, reduced the number of Trustees of the Fund to five.

TRUSTEES

          Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the 1940 Act) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Adviser or the Sub-Adviser and comply with the definition of "independent."

          The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. The Fund Complex is comprised of fourteen closed-end funds, including the Fund, and thirty-four exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                               TERM OF
                              OFFICE(2)                                            NUMBER OF
                                AND                                              PORTFOLIOS IN       OTHER
                   POSITION(S) LENGTH                                            FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS(1)    HELD WITH  OF TIME        PRINCIPAL OCCUPATION                OVERSEEN BY       HELD BY
AND AGE               FUND     SERVED       DURING THE PAST FIVE YEARS              TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Richard L.           Trustee  Trustee    Managing Partner of Aspen Partners, LLC          1     Non-Executive
Crandall*                     since 2004 (2003-Present). Chairman of Enterprise                 Chairman of the
Year of birth: 1943                      Software Roundtable (1994-Present).                    Board, Novell,
                                         Formerly, Director and Special Advisor                 Inc.; Director,
                                         of GIGA Information Group (1995-2003);                 Diebold, Inc.
                                         Chairman of GIGA Information Group
                                         (2002-2003); Founder, Chairman and
                                         CEO of Comshare, Inc. (1966-1994).

Roman                Trustee  Trustee    Founder of Roman Friedrich & Company,            1     Director of GFM
Friedrich III(3)              since 2003 which specializes in the provision of financial        Resources Ltd.,
Year of birth 1946                       advisory services to corporations in the               Zincore Metals
                                         resource sector (1998-present). Formerly,              Inc. and
                                         Managing Director of TD Securities                     Electrum
                                         (1996-1998); Managing Director of                      Capital Corp.
                                         Lancaster Financial Ltd. (1990-1996);
                                         Managing Director of Burns Fry Ltd.
                                         (1980-1984); President of Chase Manhattan
                                         Bank (Canada) Ltd. (1975-1977).


Ronald A.            Trustee  Trustee    Partner of Nyberg & Cassioppi, LLC,             46     None.
Nyberg(3)                     since 2003 a law firm specializing in Corporate Law,
Year of birth: 1953                      Estate Planning and Business Transactions
                                         (2000-present). Formerly, Executive Vice
                                         President, General Counsel and Corporate
                                         Secretary of Van Kampen Investments
                                         (1982-1999).

Ronald E.            Trustee  Trustee    Retired. Formerly, Vice President Manager       43     None.
Toupin, Jr.                   since 2003 Manager and Portfolio Manager of Nuveen
Year of birth: 1958                      Asset Management (1998-1999), Vice
                                         President of Nuveen Investment Advisor
                                         Corporation (1992-1999), Vice President
                                         and Manager of Nuveen Unit Investment
                                         Trusts (1991-1999) and Assistant Vice
                                         President and Portfolio Manager of Nuveen
                                         Unit Investment Trusts (1988-1999), each of
                                         John Nuveen & Company, Inc. (1982-1999).

INTERESTED TRUSTEES:

David C. Hootent + * Trustee  Trustee    Chairman of the Board of Directors and Chief     1     None.
Year of birth: 1962           since 2008 Executive Officer (2001-present) of Claymore
                                         Group Inc. and its predecessor companies.

---------------
+ "Interested person" of the Fund as defined in the 1940 Act. Mr. Hooten is an interested person of the Fund because he is an officer of the Adviser and certain of its affiliates.

*    Designated as Trustee representing holders of the Fund's Preferred Shares.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)  Nominee for election as a Trustee at the Annual Meeting.

EXECUTIVE OFFICERS


          The following information relates to the executive officers of the Fund who are not Trustees. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.


                                TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)                OF TIME          PRINCIPAL OCCUPATION DURING
AND AGE             TITLE       SERVED                THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------
J. Thomas Futrell   Chief       Since 2008  Senior Managing Director, Chief Investment
Year of birth: 1955 Executive               Officer (2008-present) of Claymore Advisors,
                    Officer                 LLC and Claymore Securities, Inc.; Chief
                                            Executive Officer of certain funds in the Fund
                                            Complex. Formerly, Managing Director in
                                            charge of Research (2000-2007) for Nuveen
                                            Asset Management.

Kevin M. Robinson   Chief       Since 2008  Senior Managing Director, General Counsel
Year of birth: 1959 Legal                   and Corporate Secretary (2007-present) of
                    Officer                 Claymore Advisors, LLC and Claymore
                    and                     Securities, Inc.; Chief Legal Officer of certain
                    Secretary               funds in the Fund Complex. Formerly,
                                            Associate General Counsel (2000-2007) of
                                            NYSE Euronext, Inc. Formerly, Archipelago
                                            Holdings, Inc. Senior Managing Director and
                                            Associate General Counsel (1997-2000) of
                                            ABN Amro Inc. Formerly, Senior Counsel in
                                            the Enforcement Division (1989-1997) of the
                                            U.S. Securities and Exchange Commission.

Steven M. Hill      Chief       Since 2004  Senior Managing Director of Claymore
Year of birth: 1964 Financial               Advisors, LLC and Claymore Securities, Inc.
                    Officer,                (2005- present). Formerly, Chief Financial
                    Chief                   Officer (2005-2006) Claymore Group Inc.
                    Accounting              Managing Director of Claymore Advisors, LLC
                    Officer and             and Claymore Securities, Inc. (2003-2005).
                    Treasurer               Previously, Treasurer of Henderson Global
                                            Funds and Operations Manager for Henderson
                                            Global Investors (NA) Inc., (2002-2003);
                                            Managing Director, FrontPoint Partners LLC
                                            (2001- 2002); Vice President, Nuveen
                                            Investments (1999-2001); Chief Financial
                                            Officer, Skyline Asset Management LP, (1999);
                                            Vice President, Van Kampen Investments and
                                            Assistant Treasurer, Van Kampen mutual funds
                                            (1989-1999).

Bruce Saxon         Chief       Since 2006  Vice President - Fund Compliance Officer of
Year of birth: 1957 Compliance              Claymore Securities, Inc. (Feb. 2006-present).
                    Officer                 Chief Compliance Officer of certain funds in
                                            the Fund Complex. Chief Compliance
                                            Officer/Assistant Secretary of Harris
                                            Investment Management, Inc. (2003-2006).
                                            Director-Compliance of Harrisdirect LLC
                                            (1999-2003).

                                TERM OF
                             OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)                OF TIME          PRINCIPAL OCCUPATION DURING
AND AGE             TITLE       SERVED                THE PAST FIVE YEARS
------------------------------------------------------------------------------------------
James Howley        Assistant  Since 2007   Vice President, Fund Administration of
Year of birth: 1972 Treasurer               Claymore Securities, Inc. (2004-present).
                                            Assistant Treasurer of certain funds in the
                                            Fund Complex. Previously, Manager, Mutual
                                            Fund Administration of Van Kampen
                                            Investments, Inc.

Donald P. Swade     Assistant  Since 2008   Vice President, Fund Administration (2006-
Year of birth: 1972 Treasurer               present) of Claymore Advisors, LLC and
                                            Claymore Securities, Inc.; Assistant Treasurer
                                            of certain funds in the Fund Complex.
                                            Formerly, Manager-Mutual Fund Financial
                                            Administration (2003-2006) for Morgan
                                            Stanley/Van Kampen Investments.

Mark J. Furjanic    Assistant  Since 2008   Vice President, Fund Administration-Tax
Year of birth: 1959 Treasurer               (2005-present) of Claymore Advisors, LLC and
                                            Claymore Securities, Inc.; Assistant Treasurer
                                            of certain funds in the Fund Complex.
                                            Formerly, Senior Manager (1999-2005) for
                                            Ernst & Young LLP

Mark E. Mathiasen   Assistant  Since 2008   Vice President; Assistant General Counsel of
Year of birth: 1978 Secretary               Claymore Securities, Inc. (2007-present).
                                            Secretary of certain funds in the Fund
                                            Complex. Previously, Law Clerk, Idaho State
                                            Courts (2003-2006).

Melissa J. Nguyen   Assistant  Since 2006   Vice President, Assistant General Counsel of
Year of birth: 1978 Secretary               Claymore Group, Inc. (2005-present).
                                            Secretary of certain funds in the Fund
                                            Complex. Formerly, Associate, Vedder Price
                                            P.C. (2003-2005).

---------------
(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


BOARD COMMITTEES

          The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          Audit Committee. The Board has an Audit Committee, which is composed of Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

          The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit

Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

          The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter was attached as Appendix A to the Fund's 2007 proxy statement.

          The Audit Committee presents the following report on behalf of the
          Fund:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

          Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

          The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on December 9, 2008 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter is attached as Appendix A hereto.

          The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the

Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

          A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

          The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which is attached as Appendix A hereto. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

SHAREHOLDER COMMUNICATIONS

          Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

          As of July 24, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                                  AGGREGATE DOLLAR RANGE OF
                      DOLLAR RANGE OF EQUITY     EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE       SECURITIES IN THE FUND     TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------------
Independent Trustees:
Richard L. Crandall           None                          None

Roman Friedrich III        $1 - $10,000                 $1 - $10,000

Ronald A. Nyberg           $1 - $10,000                Over $100,000
Ronald E. Toupin, Jr.         None                          None

Interested Trustee
David C. Hooten               None                          None


          As of July 24, 2009, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.


BOARD MEETINGS

          During the Fund's fiscal year ended October 31, 2008, the Board held eleven meetings, the Audit Committee held four meetings, the Nominating and Governance Committee held five meetings and the Executive Committee held no meetings.

          Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended October 31, 2008. It is the Fund's policy to encourage Trustees to attend annual meetings of shareholders.

TRUSTEE COMPENSATION

          The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and the chairman of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended

October 31, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                        COMPENSATION        TOTAL COMPENSATION
NAME OF TRUSTEE(1)      FROM THE FUND     FROM THE FUND COMPLEX
---------------------------------------------------------------------
Richard L. Crandall        $42,500              $42,500
Roman Friedrich III        $45,500              $45,500
Ronald A. Nyberg           $44,000             $390,688

Ronald E. Toupin, Jr.      $45,500             $319,563


---------------
(1)  Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

          With respect to Proposal 3, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 3. Votes withheld will have the same effect as votes against Proposal 3. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3.

BOARD RECOMMENDATION

          The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees listed in the Proxy Statement.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING


          Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.


          If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (866) 392-3004 to obtain directions to the site of the Annual Meeting.

          The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares outstanding, present in person or represented by proxy, constitute a quorum for each Proposal. Votes withheld and broker non-votes will be counted as present for quorum purposes.

          All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSALS SPECIFIED ON THE PROXY CARD.


          Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.


          If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure shareholders have the Fund's latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Annual Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.


          The Board has fixed the close of business on July 24, 2009, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

ADVISER AND SUB-ADVISER


          Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of June 30, 2009, Claymore entities have provided supervision, management and/or servicing on approximately $11.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.


          Manning & Napier Advisors, Inc. currently acts as the Fund's investment sub-adviser on an interim basis as permitted pursuant to Rule 15a-4 under the 1940 Act. Shareholder approval of the Manning & Napier Sub-Advisory Agreement is being sought at the Annual Meeting to allow Manning & Napier to continue to serve as the Fund's investment sub-adviser. Manning & Napier has been a registered investment adviser since 1970. For more than 35 years, Manning & Napier has focused on managing clients' investments through a variety of market conditions, including five bear markets. The firm manages approximately $16 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of December 31, 2008. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

ADMINISTRATOR


          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator. During the fiscal year ended October 31, 2008, the Fund paid to Claymore Advisors, LLC administration fees equal to approximately $195,534. It is expected that Claymore Advisors, LLC will continue to provide administrative services to the Fund following consummation of the Transaction.


AFFILIATED BROKERS

          During the fiscal year ended October 31, 2008, the Fund paid no commissions to affiliated brokers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.


          Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES


          The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended October 31, 2008, were approximately $37,000 and for the Fund's fiscal year ended October 31, 2007, were approximately $37,000.


AUDIT-RELATED FEES


          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended October 31, 2008, were approximately $16,300 and for the Fund's fiscal year ended October 31, 2007, were $6,000. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.


TAX FEES


          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended October 31, 2008, were approximately $6,000 and for the Fund's fiscal year ended October 31, 2007, were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.


ALL OTHER FEES


          Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended October 31, 2008, and for the Fund's fiscal year ended October 31, 2007.


AGGREGATE NON-AUDIT FEES


          The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended October 31, 2008, were approximately $22,300 and for the Fund's fiscal year ended October 31, 2007, were approximately $12,000.


AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          As noted above, the Audit Committee is governed by the Audit Committee Charter, which was attached as Appendix A to the Fund's 2007 proxy statement, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

          IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre- approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


          IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.


          None of the services described above for the Fund's fiscal years ended December 31, 2008, and December 31, 2007, were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

                                   CLASS OF         SHARE     PERCENTAGE
SHAREHOLDER NAME AND ADDRESS         SHARES      HOLDINGS         OWNED
----------------------------------------------------------------------------
Bank of American Corporation      Preferred         1,539         59.19%(1)
100 N. Tryon St. Fl 25
Bank of America Corporate Center
Charlotte, NC 28255


Bulldog Investors, Phillip        Common          927,965         10.22%(2)
  Goldstein and Andrew Dakos
60 Heritage Drive
Pleasantville, NY 10570

First Trust Portfolios L.P.       Common          457,978          5.04%(3)
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187


---------------
(1) Based on information obtained from a Form 13G/A filed with the SEC on June 10, 2009.


(2) Based on information obtained from a Form 13D/A filed with the SEC on June 30, 2009.

(3) Based on information obtained from a Form 13G filed with the SEC on January 30, 2009.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended October 31, 2008, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

          The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

          The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

          To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

          The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.


          The Fund's 2010 annual meeting of shareholders is currently expected to be held on or about September 22, 2010.

          Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by April 24, 2010. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on May 25, 2010 nor later than the close of business on June 24, 2010 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).


EXPENSES OF PROXY SOLICITATION


          The cost of soliciting proxies will be borne by the Fund, except as noted below. The costs associated with Proposal 1 will be borne by Claymore and/or Guggenheim. Manning & Napier has agreed to set off costs associated with the change of the Fund's investment sub-adviser in an amount not to exceed $50,000, which costs may include costs associated with the solicitation of proxies by the Fund, against amounts owed by the Adviser to Manning & Napier under the Manning & Napier Sub-Advisory Agreement, provided that shareholders of the Fund approve the Manning & Napier Sub-Advisory Agreement. Such set off by Manning & Napier will directly benefit the Adviser, as the sub-advisory fee is paid by the Adviser, and will indirectly benefit the Fund, as the Adviser has agreed to waive a corresponding amount of its advisory fees so as to pass the benefits of such set off to the Fund.

          Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained The Altman Group, Inc. ("The Altman Group") as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. Management of the Fund estimates that the fees payable to The Altman Group will be approximately $60,000 (of which $30,000 will be borne by the Fund).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 23, 2009

          This Proxy Statement is available on the Internet at www.proxyonline.com/docs/claymoredcs2009.pdf.


OTHER MATTERS


          The Fund received communications from a shareholder, Mr. Phillip Goldstein, on behalf of Bulldog Investors, notifying the Fund of its intent to
(i) nominate candidates for election as Trustees of the Fund, (ii) to bring a proposal to request the Board take action to afford shareholders an opportunity to realize net asset value and (iii) solicit votes against the approval of the New Advisory Agreement and Manning & Napier Sub-Advisory Agreement. The Fund announced on September 14, 2009 its intention to conduct an in-kind tender offer to purchase up to 40%-45% of the Fund's outstanding Common Shares. The Fund engaged in discussions with Mr. Goldstein, pursuant to which he informed the Fund that he no longer intends to pursue the above referenced proxy solicitation. The costs to the Fund of conducting the proposed tender offer are estimated to be approximately $200,000.


          The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                           Very truly yours,

                                           /s/ J. Thomas Futrell

                                           J. THOMAS FUTRELL
                                           CHIEF EXECUTIVE OFFICER


October 2, 2009

                                                                      APPENDIX A

                                 CLAYMORE FUNDS

                  Nominating and Governance Committee Charter

PURPOSES AND ORGANIZATION

          The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").1 The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (4) To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.


          The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

          The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

          The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or

----------------
1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.


                                      A--1
her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

          Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and
(iii) be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee's qualifications.

IDENTIFICATION OF NOMINEES

          In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

          The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

                                      A--2

                                                                      APPENDIX A

Claymore Dividend & Income Fund
Fiduciary/Claymore MLP Opportunity Fund
Madison/Claymore Covered Call and Equity Strategy Fund
Old Mutual/Claymore Long-Short Fund
TS&W/Claymore Tax-Advantaged Balanced Fund
Claymore/Guggenheim Strategic Opportunities Fund
Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
Claymore Exchange-Traded Fund Trust 3

                                      A--3

                                                                      APPENDIX B

          PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
          --------------------------------------------------------

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation


                                      A--4
          is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                      A--5

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX B

                     INTERIM INVESTMENT ADVISORY AGREEMENT
                     -------------------------------------

          THIS INTERIM INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of [o], 2009, between Claymore Dividend & Income Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

          WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");


          WHEREAS, the Advisor has acted as investment advisor to the Trust pursuant to an Advisory Agreement between the Trust and the Adviser dated January 27, 2004 (the "Prior Agreement");


          WHEREAS, the Prior Agreement was approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Prior Agreement was terminated as a result of its "assignment" (as that term is defined in the 1940 Act);

          WHEREAS, this Agreement is being entered into in reliance upon Rule 15a-4 under the 1940 Act;

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. IN GENERAL. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

          2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;
(ii) supervise the investment program of the Trust and the composition of its

                                      B--1
investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more sub-investment advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

          3. DUTIES AND OBLIGATIONS OF ADVISER WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Adviser also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Adviser agrees to provide the following administrative services:

          (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

          (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's Administrator or such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

          (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

          (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

          (e) Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

          (f) Prepare (or oversee the preparation) for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon;

                                      B--2

          (g) Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's Custodian, counsel or auditors;

          (h) Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

          (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

          (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

          (k) Oversee and review calculations of fees paid to the Trust's service providers;

          (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

          (m) Consult with the Trust's officers, independent accountants, legal counsel, Custodian, Administrator or other accounting agent, Transfer Agent and Dividend Disbursing Agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

          (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

          (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's Dividend Disbursing Agent and Custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

          (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

          (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

          (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and
          Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

                                      B--3

          (s) Respond to or refer to the Trust's officers or Transfer Agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

          (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Adviser.

All services are to be furnished through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Adviser or its affiliates for all out-of- pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

          4. COVENANTS. In the performance of its duties under this Agreement, the Adviser:

          (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC");
          (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust, as amended and restated, and By-Laws of the Trust, as such documents are amended from time to time;
          (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

                                      B--4

          (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The Securities and Exchange Commission has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to

                                      B--5
participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

          8. EXPENSES. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

          9. COMPENSATION OF THE ADVISER. (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee (the "Investment Advisory Fee") in arrears at an annual rate equal to 0.85% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.


          (c) The compensation earned by the Adviser under this Section 9 shall be held in an interest bearing escrow account with the Trust's custodian. If a majority of the Trust's outstanding voting securities (as such term is used in the 1940 Act) approves a new advisory agreement with the Adviser prior to the expiration of the term of this Agreement, the amount in the escrow account (including any interest earned) shall be paid to the Adviser. If a majority of the Trust's outstanding voting securities do not approve a new advisory agreement with the Adviser prior to the expiration of the term of this Agreement, the Adviser shall be paid, out of the escrow account, the lesser of
(i) the Adviser's costs incurred in providing the services under this Agreement (including any interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (including any interest earned).


          10. LIMITATION ON LIABILITY. (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                                      B--6

          (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives (i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon
(1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking,
(B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue on an interim basis (unless terminated as set forth below) until the earlier of (i) 150 calendar days from the date hereof or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the Staff of the SEC or (ii) the date of a new advisory agreement between the Trust and the Adviser, if any, that has been approved by a majority of the Trust's outstanding voting securities at the time outstanding and entitled to vote. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 10 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the

                                      B--7
date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be per formed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          16. USE OF THE NAME CLAYMORE. The Adviser has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

          17. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          18. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

                                      B--8

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                                 CLAYMORE DIVIDEND & INCOME FUND

                                                 By:    ________________________
                                                 Name:
                                                 Title:



                                                 CLAYMORE ADVISORS, LLC

                                                 By:    ________________________
                                                 Name:
                                                 Title:

                                      B--9

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
                                                                      APPENDIX C

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

          THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of [o], 2009, between Claymore Dividend & Income Fund, a Delaware statutory trust (the "Trust"), and Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser").

          WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. IN GENERAL. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

          2. DUTIES AND OBLIGATIONS OF THE ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE TRUST. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;
(ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust. In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more sub-investment advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust's assets pursuant to this Agreement and to applicable law.

                                      C--1

          3. DUTIES AND OBLIGATIONS OF ADVISER WITH RESPECT TO THE ADMINISTRATION OF THE TRUST. The Adviser also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent and other service providers) for the Trust. To the extent requested by the Trust, the Adviser agrees to provide the following administrative services:

          (a) Oversee the determination and publication of the Trust's net asset value in accordance with the Trust's policy as adopted from time to time by the Board of Trustees;

          (b) Oversee the maintenance by the Trust's Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Trust as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by the Trust's Administrator or such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Trust;

          (c) Oversee the preparation and filing of the Trust's federal, state and local income tax returns and any other required tax returns;

          (d) Review the appropriateness of and arrange for payment of the Trust's expenses;

          (e) Prepare (or oversee the preparation) for review and approval by officers of the Trust financial information for the Trust's semi-annual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Trust shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

          (f) Prepare (or oversee the preparation) for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR, N-CSR and such other reports, forms and filings, as may be mutually agreed upon;

          (g) Prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon and not otherwise appropriately prepared by the Trust's Custodian, counsel or auditors;

          (h) Prepare (or oversee the preparation of) such information and reports as may be required by any stock exchange or exchanges on which the Trust's shares are listed;

          (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

                                      C--2

          (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Trust's Custodian, Transfer Agent, Administrator and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

          (k) Oversee and review calculations of fees paid to the Trust's service providers;

          (l) Oversee the Trust's portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

          (m) Consult with the Trust's officers, independent accountants, legal counsel, Custodian, Administrator or other accounting agent, Transfer Agent and Dividend Disbursing Agent in establishing the accounting policies of the Trust and monitor financial and shareholder accounting services;

          (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

          (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Trust to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Trust's Dividend Disbursing Agent and Custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Trust's dividend reinvestment plan;

          (p) Prepare such information and reports as may be required by any banks from which the Trust borrows funds;

          (q) Provide such assistance to the Custodian and the Trust's counsel and auditors as generally may be required to properly carry on the business and operations of the Trust;

          (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and
          Section 30(f) of the 1940 Act for the officers and trustees of the Trust, such filings to be based on information provided by those persons;

          (s) Respond to or refer to the Trust's officers or Transfer Agent, shareholder (including any potential shareholder) inquiries relating to the Trust; and

          (t) Supervise any other aspects of the Trust's administration as may be agreed to by the Trust and the Adviser.

All services are to be furnished through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations hereunder. The Trust will reimburse the Adviser or its affiliates for all out-of- pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3.

                                      C--3

          4. COVENANTS. In the performance of its duties under this Agreement, the Adviser:

          (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC");
          (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust, as amended and restated, and By-Laws of the Trust, as such documents are amended from time to time;
          (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Trustees of the Trust;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

          (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

                                      C--4

          5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7. AGENCY CROSS TRANSACTIONS. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser's part regarding the advisory client. The Securities and Exchange Commission has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

          8. EXPENSES. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

          9. COMPENSATION OF THE ADVISER. (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee (the "Investment Advisory Fee") in

                                      C--5
arrears at an annual rate equal to 0.85% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          10. LIMITATION ON LIABILITY. (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives
(i) a written affirmation of the Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

                                      C--6

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days' notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days' written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)


          13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be per formed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          16. USE OF THE NAME CLAYMORE. The Adviser has consented to the use by the Trust of the name or identifying word "Claymore" in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word "Claymore" may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using "Claymore" in the name of the Trust if the Trust ceases to employ, for any reason,

                                      C--7
the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

          17. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          18. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

                                      C--8

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                               CLAYMORE DIVIDEND & INCOME FUND

                                               By:    _______________________
                                                      Name:
                                                      Title:

                                               CLAYMORE ADVISORS, LLC

                                               By:    _______________________
                                                      Name:
                                                      Title:

                                      C--9

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                                                                      APPENDIX D


                       INVESTMENT SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of the [o] day of [o], 2009, among Claymore Dividend & Income Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Manning & Napier Advisors, Inc., a New York corporation (the "Investment Sub-Adviser").

          WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

          WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

          WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

          WHEREAS, the Investment Sub-Adviser has acted as investment sub-adviser to the Trust pursuant to (i) an Investment Sub-Advisory Agreement among the Trust, the Investment Adviser and the Investment Sub-Adviser, dated June 17, 2009, and approved by the Board of Trustees of the Trust for an initial interim period of 150 days pursuant to Rule 15a-4 under the 1940 Act (the "Initial Interim Sub-Advisory Agreement"); and (ii) an Interim Investment Sub-Advisory Agreement, dated September [o], 2009, and approved by the Board of Trustees of the Trust for an interim period ending on the date 150 days after the date of the Initial Interim Sub-Advisory Agreement pursuant to Rule 15a-4 under the 1940 Act (the "Subsequent Interim Sub-Advisory Agreement"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with investment discretion with


                                      D--1
respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust and (vii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, on its own initiative, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees.

          3. DUTIES OF THE INVESTMENT ADVISER. The Investment Adviser shall continue to have the responsibility for all services to be provided to

                                      D--2
the Trust pursuant to the Investment Advisory Agreement, including oversight and supervision of the Investment Sub-Adviser hereunder, as set forth in, and subject to the terms of, the Investment Advisory Agreement.

          4. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) will maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may request; and

          (d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

                                      D--3

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Investment Sub-Adviser will not undertake any activities which will adversely affect the performance of its obligations under this Agreement.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request, provided that the Investment Sub-Advisor shall be allowed to maintain copies of any such records to the extent required by the 1940 Act and the Investment Advisers Act of 1940, as amended. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits an Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

          7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder

                                      D--4
and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser.

          8. COMPENSATION.

          (a) The Investment Adviser agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to (i) for the period ending two years after the date of the effectiveness of the Initial Interim Sub-Advisory Agreement, an amount equal to 0.33% and (ii) commencing on the second anniversary of the date of the effectiveness of the Initial Interim Sub-Advisory Agreement, an amount equal to 0.42%, each calculated using the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. Investment Sub-Adviser has agreed to waive fees owed to it for the period ending two months after the date of the Initial Interim Sub-Advisory Agreement, subject to the approval by the Trust's voting securities holders of this Agreement, as described below. In addition, Investment Sub-Adviser agrees to have the costs associated with the change of Trust sub-advisers, not to exceed $50,000, set off against amounts owed to Investment Sub-Adviser, provided that the Trust's voting-securities holders approve this Agreement.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated in the same manner as set forth in the Investment Advisory Agreement.

          9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser, that in the reasonable judgment of the Investment Sub-Adviser, could materially impact the ability of the Investment Sub-Adviser to perform services hereunder.

                                      D--5

          10. LIMITATION ON LIABILITY.

          (a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Sub-Adviser, the Investment Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. In addition, the Investment Sub-Adviser shall have no liability, and shall be indemnified and held harmless by the Trust, for any losses that are directly or indirectly related to any action or inaction occurring or failing to occur on or before the effectiveness of this Agreement of, the Trust, the Investment Adviser or any prior sub-adviser.

          (b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time

                                      D--6
outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME MANNING & NAPIER. For the period commencing one year following approval by the Trust's voting securities holders of this Agreement and terminating three years following approval by the Trust's voting securities holders of this Agreement, upon written notice of the Investment Sub-Adviser, the Trust's name shall be changed to use the name of Investment Sub-Adviser or identifying word "Manning & Napier" in the name of the Trust without further action of the Trust, other than any notice or other ministerial filings required under applicable law. Such notice shall be conditioned upon the employment of the Investment Sub-Adviser as the investment sub-adviser to the Trust. The names or identifying words "Manning & Napier" may be used from time to time in other connections and for other purposes by the Investment Sub-Adviser and any of its affiliates. To the extent Investment Sub-Adviser consents to

                                      D--7
the use of its name in the Trust, the Investment Sub-Adviser may require the Trust to cease using or "Manning & Napier" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. Notwithstanding the foregoing, the Investment Adviser may use the Investment Sub-Adviser's name in certain marketing materials used provided that the Investment Sub-Adviser has approved in writing such material.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

                                      D--8

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                                 CLAYMORE ADVISORS, LLC

                                                 By:  ______________________


                                                 MANNING & NAPIER ADVISORS, INC.

                                                 By:  ______________________


                                                 CLAYMORE DIVIDEND & INCOME FUND

                                                 By:  ______________________


                                      D--9

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

CLAYMORE             PROXY CARD FOR
CLAYMORE(SM)

                     CLAYMORE DIVIDEND & INCOME FUND
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 23, 2009 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON
The annual meeting of shareholders of Claymore Dividend & Income Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Friday, October 23, 2009 at 11:30 A.M., Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

 ---------------------    QUESTIONS ABOUT THIS PROXY? Should you have any
|                     |   questions about the proxy materials or regarding how
|                     |   to vote your shares, please contact our proxy
|                     |   information line TOLL-FREE AT 1-866-796-1290.
|                     |   Representatives are available Monday through Friday
 ---------------------    9:00 a.m. to 10:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CLAYMORE DIVIDEND & INCOME FUND SHAREHOLDER MEETING TO BE HELD ON OCTOBER 23, 2009

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMOREDCS2009.PDF

--------------------------------------------------------------------------------
          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                         CLAYMORE DIVIDEND & INCOME FUND
          Proxy for Annual Meeting of Shareholders -- October 23, 2009



PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE OCTOBER 23RD.


NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




--------------------------------------------------------------------------------
Shareholder sign here               Date



--------------------------------------------------------------------------------
Joint owner sign here               Date


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

CLAYMORE DIVIDEND & INCOME FUND
                                                           CONTROL NUMBER
                                                            123456789123




                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
                       YOUR PROMPT ATTENTION WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------
          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|

                                                                                       FOR         AGAINST        ABSTAIN
1. To approve a new investment advisory agreement between the Fund and
Claymore Advisors, LLC.                                                                | |           | |             | |

2. To approve an investment sub-advisory agreement among the Fund, Claymore
Advisors, LLC and Manning & Napier Advisors, Inc.                                      | |           | |             | |

3. To elect two Trustees as Class II Trustees to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have
been elected and qualified.                                                            FOR                        WITHHOLD

Mr. Roman Friedrich III                                                                | |                           | |

Mr. Ronald A. Nyberg                                                                   | |                           | |


                              THANK YOU FOR VOTING

CLAYMORE LOGO
                     PROXY CARD FOR

                     CLAYMORE DIVIDEND & INCOME FUND
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 23, 2009 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED
The annual meeting of shareholders of Claymore Dividend & Income Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Friday, October 23, 2009 at 11:30 A.M., Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.


 ---------------------    QUESTIONS ABOUT THIS PROXY? Should you have any
|                     |   questions about the proxy materials or regarding how
|                     |   to vote your shares, please contact our proxy
|                     |   information line TOLL-FREE AT 1-866-796-1290.
|                     |   Representatives are available Monday through
 ---------------------    Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CLAYMORE DIVIDEND & INCOME FUND SHAREHOLDER MEETING TO BE HELD ON OCTOBER 23, 2009

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CLAYMOREDCS2009.PDF

--------------------------------------------------------------------------------
          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

                         CLAYMORE DIVIDEND & INCOME FUND
          Proxy for Annual Meeting of Shareholders -- October 23, 2009



PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE, MAIL OR VIA THE INTERNET.

CALL: To vote your proxy by phone, call toll-free 1-866-796-1290 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

LOG-ON: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. IF CONVENIENT, PLEASE UTILIZE ONE OF THE TWO VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE OCTOBER 23RD.


NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




--------------------------------------------------------------------------------
Shareholder sign here               Date



--------------------------------------------------------------------------------
Joint owner sign here               Date


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

CLAYMORE DIVIDEND & INCOME FUND
                                                           CONTROL NUMBER
                                                            123456789123


                WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR
               PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
                             FURTHER SOLICITATION.


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------
          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|

                                                                                       FOR         AGAINST        ABSTAIN
1. To approve a new investment advisory agreement between the Fund and
Claymore Advisors, LLC.                                                                | |           | |            | |

2. To approve an investment sub-advisory agreement among the Fund, Claymore
Advisors, LLC and Manning & Napier Advisors, Inc.                                      | |           | |            | |

3. To elect two Trustees as Class II Trustees to serve until the Fund's 2012 annual meeting of shareholders or until their respective successors shall have
been elected and qualified.                                                            FOR                        WITHHOLD

Mr. Roman Friedrich III                                                                | |                          | |

Mr. Ronald A. Nyberg                                                                   | |                          | |


                              THANK YOU FOR VOTING